Exhibit 10.2

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”), is made and entered into effective as of    , 2024 (the “Effective Date”), by and among Peak Resources LP, a Delaware limited partnership (the “Partnership”), Peak Resources GP LLC, a Delaware limited liability company (the “General Partner”) and the signatories named under the heading “Contributor” in Schedule 1 hereto (the “Contributing Partners”). The Partnership, the General Partner and the Contributing Partners are sometimes referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, the Contributing Partners collectively constitute the holders of all of the limited liability company interests of Peak Exploration & Production, LLC, a Delaware limited liability company (“Peak E&P”), and Peak BLM Lease LLC, a Delaware limited liability company (“PBLM”);

WHEREAS, the Contributing Partners collectively own an aggregate of approximately 16% of the equity in PetroSantander, Inc., a Canadian corporation (“PSI”);

WHEREAS, prior to and in connection with the initial underwritten public offering (the “IPO”) of Class A Common Units representing limited partner interests in the Partnership (“Class A Common Units”), the Partnership desires to undertake a series of reorganization transactions (the “Pre-IPO Reorganization”); and

WHEREAS, as part of the Pre-IPO Reorganization, the General Partner and each Contributing Partner desire to make certain contributions in exchange for interests in the Partnership (the “Contribution”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.	Contribution; Acceptance and Assumption.

1.1. Contribution. Subject to the terms and conditions of this Agreement, on the Effective Date, effective immediately prior to the closing of the IPO (the “Effective Time”), (a) the General Partner hereby agrees to contribute to the Partnership a cash contribution in the aggregate amount of $1,000,000 (the “Contributed Cash”) and (b) each Contributing Partner hereby contributes, assigns, transfers and conveys to the Partnership, as a contribution to the capital of the Partnership, all of such Contributing Partner’s right, title and interest in and to all of such Contributing Partner’s (i) limited liability company interests in Peak E&P, including all of its Common Units and Preferred Units of Peak E&P, (ii) limited liability company interests in PBLM and (iii) shares of PSI, in each case in the amounts set forth opposite such Contributing Partner’s name on Schedule 1 hereto and, in each case, free and clear of all Liens (collectively, the “Contributed Interests”).

1.2. Acceptance and Assumption. The Partnership hereby (a) accepts the Contributed Cash from the General Partner, (b) accepts the applicable Contributed Interests from each Contributing Partner, (c) assumes all of the obligations arising out of the ownership of the Contributed Interests, (d) agrees to be admitted as a member of each of Peak E&P and PBLM, and as a stockholder of PSI, and (e) agrees to be bound by and perform all of the duties and obligations arising after the Effective Time under the terms of the limited liability company agreement (as amended) of each of Peak E&P and PBLM, and the organizational documents (in each case, as amended) of PSI, in connection with the Contributed Interests.

1.3. Withdrawal. Immediately following the contribution described in Section 1.1(b), each Contributing Partner shall cease to be a member of Peak E&P and PBLM, and a stockholder of PSI, as applicable. From and after the Effective Time, (i) the Contributing Partners shall have no further right, title or interest in or to their respective Contributed Interests, and (ii) the Partnership shall be entitled to exercise all rights, powers and privileges with respect to the Contributed Interests.

1.4. Admission as Limited Partners. Subject to the terms and conditions of this Agreement, at the Effective Time, in exchange for the Contributed Cash by the General Partner and the Contributed Interests by each Contributing Partner, the Partnership agrees to issue (a) the sole general partner interest in the Partnership to the General Partner and [•] Class A Common Units representing limited partner interests in the Partnership and (b) to each Contributing Partner that number and class of units representing limited partner interests in the Partnership as set forth opposite such Contributing Partner’s name on Schedule 1 hereto. Effective at the Effective Time, and upon the execution and delivery by such Contributing Partner of the Amended and Restated Limited Partnership Agreement of the Partnership (the “A&R Partnership Agreement”), each Contributing Partner shall be admitted as a “Limited Partner” of the Partnership, as defined in the A&R Partnership Agreement, with all rights, duties and powers of a Limited Partner of the Partnership and will be bound by the terms and provisions of the A&R Partnership Agreement.

2.	Representations and Warranties of the Contributing Partners

As of the Effective Date, each Contributing Partner severally, but not jointly, and solely as to itself, represents and warrants to the Partnership, as follows (in each case except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date):

2.1. Existence. Such Contributing Partner (a) if such Contributing Partner is not a natural person, is duly organized and validly existing and in good standing under the Laws of its state of formation and is not in default in the performance, observance or fulfillment of any material provision of its certificate of formation or other similar organizational documents and (b) has all necessary power and authority to own properties and assets and to conduct its business as currently conducted.

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2.2. Authorization, Enforceability. Such Contributing Partner has all necessary legal power and authority to enter into, deliver and perform its obligations (if any) under this Agreement and the A&R Partnership Agreement (collectively, the “Contribution Documents”). The execution, delivery and performance by such Contributing Partner of the Contribution Documents and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary legal action, and no further consent or authorization of such Contributing Partner is required. The Contribution Documents have been duly executed and delivered by such Contributing Partner and constitute legal, valid and binding obligations of such Contributing Partner, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, assignment for the benefit of creditors or other similar state or federal Laws affecting the rights and remedies of creditors generally (including, without limitation, fraudulent conveyance or transfer Laws) and judicially developed doctrines in this area, such as equitable subordination and substantive consolidation of entities and (b) equitable principles (whether considered in a proceeding in equity or at law).

2.3. Breach. The execution, delivery and performance by such Contributing Partner of the Contribution Documents and the consummation by such Contributing Partner of the transactions contemplated thereby will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material agreement to which such Contributing Partner is a party or by which such Contributing Partner is bound or to which any of the property or assets of such Contributing Partner is subject, (b) if such Contributing Partner is not a natural person, conflict with or result in any violation of the provisions of the organizational documents of such Contributing Partner or (c) violate any Law or order, rule or regulation of any court or governmental entity or body having jurisdiction over such Contributing Partner or the property or assets of such Contributing Partner, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Contribution Documents.

2.4. Contributed Interests. Such Contributing Partner is the lawful record and beneficial owner of the Contributed Interests set forth opposite such Contributing Partner’s name on Schedule 1 and has good, valid and marketable title to its Contributed Interests free and clear of any Liens and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto. The Contributed Interests have been duly authorized and validly issued, and upon the contribution thereof to the Partnership at the Effective Time pursuant to the terms of this Agreement, good, valid and marketable title to such Contributed Interests shall be transferred to the Partnership free and clear of any Liens. Such Contributing Partner is not the subject of any bankruptcy, reorganization or similar proceeding. Except as set forth on Schedule 1 with respect to such Contributing Partner, such Contributing Partner does not own any equity securities or any other voting or equity security (or securities convertible into or exchangeable for any such securities) in Peak E&P or PBLM.

2.5. No Other Agreement to Purchase. No person has any contract, option or warrant or any right or privilege (whether under applicable Law or pursuant to any preemptive or contractual right granted by such Contributing Partner) capable of becoming such for the purchase or acquisition from such Contributing Partner of any of the Contributed Interests.

2.6. Certain Fees. No fees or commissions are or will be payable by such Contributing Partner to brokers, finders or investment bankers with respect to consummation of the transactions contemplated by this Agreement, in each case, for which the Partnership, the General Partner or any other Contributing Partner may be liable.

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3.	Representations and Warranties of Partnership

As of the Effective Date, the Partnership represents and warrants to the Contributing Partners as follows (in each case except with respect to those representations and warranties that are expressly made as of a specific date, which representations and warranties are made only as of such specific date):

3.1. Existence. The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Laws of the state of Delaware, has the full limited partnership authority to own or lease its properties and assets, and is duly registered or qualified as a foreign limited partnership, as the case may be, for the transaction of business under the Laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary. The Partnership is not in default in the performance, observance or fulfillment of any material provision of its certificate of limited partnership or other similar organizational documents.

3.2. Capitalization; Issuance of Partnership Interests. As of the Effective Date (a) the authorized, issued and outstanding equity securities of the Partnership consist solely of the limited partner interests in the Partnership held by Bryan H. Lawrence and the general partnership interests in the Partnership held by the General Partner, which such partner interests have been duly authorized and validly issued in accordance with the organizational documents of the Partnership and applicable Law and (b) the partnership interests of the Partnership have been duly authorized and validly issued, free and clear of all Liens (other than restrictions arising from the organizational documents of the Partnership or arising under federal or state securities Laws). There are no persons entitled to preemptive, statutory or other similar contractual rights to subscribe for any equity securities of the Partnership.

3.3. No Conflicts. None of (a) the issuance, sale and delivery by the Partnership of the partnership interests in connection with the Contribution, (b) the execution, delivery and performance of the Contribution Documents, or (c) the consummation of the transactions contemplated thereby, in any case, (i) constitutes or will constitute a violation of the organizational documents of the Partnership, (ii) constitutes or will constitute a material breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any contract to which the Partnership is a party or by which the Partnership or its properties may be bound, (iii) violates or will violate in any material respect any Law applicable to the Partnership, or (iv) will result in the creation or imposition of any Lien upon any of the equity securities of the Partnership (other than restrictions arising under the Contribution Documents or arising under federal or state securities Laws), except in the case of clauses (ii), (iii) and (iv), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by the Contribution Documents.

3.4. Authority; Enforceability. The Partnership has all requisite power and authority to issue, sell and deliver the limited partner interests in the Partnership in accordance with and upon the terms set forth in the Contribution Documents. All limited partnership action required to be taken by the Partnership for the authorization, issuance, sale and delivery of the limited partner interests in the Partnership, the execution and delivery of the Contribution Documents and the consummation of the transactions contemplated thereby has been validly taken. Each of

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the Contribution Documents to which the Partnership is a party has been duly and validly authorized and has been validly executed and delivered by the Partnership and constitutes, or will constitute, the legal, valid and binding obligations of the Partnership enforceable in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, assignment for the benefit of creditors or other similar state or federal Laws affecting the rights and remedies of creditors generally (including, without limitation, fraudulent conveyance or transfer Laws) and judicially developed doctrines in this area, such as equitable subordination and substantive consolidation of entities and (b) equitable principles (whether considered in a proceeding in equity or at law).

3.5. Approvals. No authorization, consent, approval, waiver, license, qualification or written exemption from, nor any filing, declaration, qualification or registration with, any governmental entity or any other person is required in connection with the execution, delivery or performance by the Partnership of any of the Contribution Documents.

3.6. Certain Fees. Other than fees or commissions payable to the underwriters pursuant to the Underwriting Agreement with Janney Montgomery Scott LLC or in connection with the IPO, no Contributing Partner is subject to any liability or other obligation with respect to brokers, finders or investment bankers in connection with or relating to the issuance of the limited partner interests in the Partnership in connection with the consummation of the transactions contemplated by this Agreement.

4.	Indemnification.

4.1. Indemnification by the Contributing Partners. Following the Effective Time, each Contributing Partner (“Indemnifying Partner”) agrees to indemnify, defend and hold harmless the Partnership, the General Partner, and the other Contributing Partners and each of their respective officers, managers, advisors, subadvisors, directors, employees, Affiliates, members, partners, equityholders, and agents, and the successors to and permitted assigns of the foregoing (and their respective officers, managers, directors, employees, Affiliates, members, partners, equityholders, agents and successors and permitted assigns) (collectively, the “Indemnified Contributor Parties”) from and against any and all Damages incurred or suffered by any of the Indemnified Contributor Parties as a result of or arising out of (a) any failure of any representation or warranty in Section 2 by such Indemnifying Partner to be true and correct and (b) any breach of a covenant or agreement made or to be performed by such Indemnifying Partner pursuant to this Agreement.

4.2. Indemnification Procedure.

(a)

A claim for indemnification for any matter not involving a third-party claim may be asserted by notice from the Party that may be entitled to indemnification pursuant to this Section 4 (the “Indemnified Party”) to the Party that may be obligated to provide indemnification pursuant to this Section 4 (the “Indemnifying Party”); provided however, that failure to so notify the Indemnifying Party shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto, except to the extent that the Indemnifying Party can demonstrate actual loss and prejudice as a result of such failure. The notice of claim shall state in reasonable detail the basis of the claim for indemnification.

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(b)

If any legal proceedings shall be instituted or any claim or demand shall be asserted by any third party in respect of which indemnification may be sought under Section 4.1 or Section 4.2 (a “Third Party Claim”), the Indemnified Party shall promptly give written notice of the assertion of the Third Party Claim to the Indemnifying Party; provided however, that failure of the Indemnified Party to so notify the Indemnifying Party shall not release, waive or otherwise affect the Indemnifying Party’s obligations with respect thereto, except to the extent that the Indemnifying Party can demonstrate actual loss and prejudice as a result of such failure. Subject to the provisions of this Section 4.2, the Indemnifying Party shall have the right, at its sole expense, to be represented by counsel of its choice, which must be reasonably satisfactory to the Indemnified Party, and to defend against, negotiate, settle or otherwise deal with any Third Party Claim which relates to any losses indemnified against by it hereunder; provided that, in order to defend against, negotiate, settle or otherwise deal with any such Third Party Claim, the Indemnifying Party must first acknowledge in writing to the Indemnified Party its unqualified obligation to indemnify the Indemnified Party as provided hereunder. Notwithstanding the preceding sentence, the Indemnifying Party shall not have the right to defend against, negotiate, settle, or otherwise deal with any Third Party Claim (i) if the Third Party Claim is not solely for monetary damages (except where any non-monetary relief being sought is merely incidental to a primary claim for monetary damages), (ii) if the Third Party Claim involves criminal allegations, or (iii) if the Indemnifying Party fails to prosecute or defend, actively and diligently, the Third Party Claim. If the Indemnifying Party elects to defend against, negotiate, settle or otherwise deal with any Third Party Claim, it shall within fifteen (15) days of the Indemnified Party’s written notice of the assertion of such Third Party Claim (or sooner if the nature of the Third Party Claim so requires) notify the Indemnified Party of its intent to do so; provided that, the Indemnifying Party must conduct its defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard. If the Indemnifying Party elects not to defend against, negotiate, settle, or otherwise deal with any Third Party Claim, fails to notify the Indemnified Party of its election as herein provided or contests its obligation to indemnify the Indemnified Party for losses relating to such Third Party Claim under this Agreement, the Indemnified Party may defend against, negotiate, settle, or otherwise deal with such Third Party Claim. If the Indemnified Party defends any Third Party Claim, then the Indemnifying Party shall reimburse the Indemnified Party for the expenses of defending such Third Party Claim upon submission of periodic bills, which reimbursement shall be made within thirty (30) days of the applicable submission. If the Indemnifying Party shall assume the defense of any Third Party Claim, the Indemnified Party may participate, at his, her or its own expense, in the defense of such Third Party Claim; provided that such Indemnified Party shall be entitled to participate in any such defense with separate counsel at the expense of the Indemnifying Party if (A) so requested by the Indemnifying Party to participate or (B) in the reasonable opinion of counsel to the Indemnified Party a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party that would make such separate representation advisable; provided further, that the Indemnifying Party shall not be required to pay for more than one such counsel (plus any appropriate local counsel) for all Indemnified Parties in connection with any single Third Party Claim.

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Each Party shall provide reasonable access to each other party to such documents and information as may reasonably be requested in connection with the defense, negotiation or settlement of any Third Party Claim. Notwithstanding anything in this Section 4.2 to the contrary, the Indemnifying Party shall not enter into any settlement of any Third Party Claim without the written consent of the Indemnified Party if such settlement (1) would create any liability of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder, (2) would provide for any injunctive relief or other non-monetary obligation affecting the Indemnified Party, or (3) does not include an unconditional release of the Indemnified Party from all liability in respect of the Third Party Claim.

(c)

After any final decision, judgment or award shall have been rendered by a governmental entity of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the Indemnified Party and the Indemnifying Party shall have arrived at a mutually binding agreement, in each case with respect to a Third Party Claim, the Indemnified Party shall forward to the Indemnifying Party notice of any sums due and owing by the Indemnifying Party pursuant to this Agreement with respect to such matter and the Indemnifying Party shall pay all of such remaining sums so due and owing to the Indemnified Party by wire transfer of immediately available funds within five (5) business days after the date of such notice.

4.3. Survival; Limitation. All representations and warranties set forth in Section 2 and Section 3 shall survive the execution and delivery of this Agreement and the consummation of the Contribution for a period equal to the statute of limitations applicable to breach of contract under Delaware law. All covenants contemplated herein shall survive the Contribution until fully performed or expressly waived. The maximum liability of any Contributor under this Agreement shall be an amount equal to the aggregate value of the limited partner interests in the Partnership received by such Contributor pursuant to this Agreement, by reference to the Initial Unit Price (as defined in the A&R Partnership Agreement) and the Class B Equity Value (as defined in the A&R Partnership Agreement). NOTWITHSTANDING ANYTHING TO THE CONTRARY, IN NO EVENT SHALL ANY CONTRIBUTOR BE LIABLE FOR ANY PUNITIVE, EXEMPLARY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES OR LOSSES, LOSS OF FUTURE REVENUE OR INCOME, LOSS OF BUSINESS REPUTATION OR OPPORTUNITY, LOST PROFITS OR DIMINUTION OF VALUE OR ANY DAMAGES BASED ON ANY TYPE OF MULTIPLE, EXCEPT, IN THE CASE OF PUNITIVE OR EXEMPLARY DAMAGES, TO THE EXTENT SUCH PUNITIVE OR EXEMPLARY DAMAGES ARE ACTUALLY PAID BY OR ON BEHALF OF AN INDEMNIFIED PARTY IN A THIRD PARTY CLAIM, OR, OTHER THAN IN THE CASE OF PUNITIVE OR EXEMPLARY DAMAGES, TO THE EXTENT SUCH NON-PUNITIVE AND NON-EXEMPLARY DAMAGES WERE DIRECT DAMAGES AND A REASONABLY FORESEEABLE CONSEQUENCE OF A BREACH OF THIS AGREEMENT.

5.	Miscellaneous.

5.1. Certain Defined Terms. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” of any person means any other person, directly or indirectly, controlling, controlled by or under common control with such particular person. For purposes of this definition, the term “control” means the power to direct or cause the direction of the management and policies of a person, directly or indirectly, whether through the ownership of voting securities, general partner relationship, managing member relationship, by contract or otherwise and the terms “controlled” and “controlling” have meanings correlative to the foregoing.

“Damages” means judgments, liabilities, damages, fines, diminution in value, lost profits and losses and all reasonable costs, fees, outlays, expenses, expenditures and disbursements of every nature (including costs of investigation and fees and expenses of attorneys, accountants, consultants, expert witnesses and other witnesses).

“Law” means any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law (including common law), rule or regulation.

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“Lien” means any mortgage, claim, encumbrance, pledge, lien (statutory or otherwise), security agreement, conditional sale or trust receipt or a lease, consignment or bailment, preference or priority, assessment, deed of trust, charge, easement, servitude or other encumbrance upon or with respect to any property of any kind.

5.2. Further Assurances. Each Party agrees to execute such further instruments and documents, and to provide such further assurances, as may be reasonably necessary to effectuate the purposes of this Agreement.

5.3. Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective legal representatives, successors, and assigns. Whenever, in this Agreement, a reference to any Party is made, such reference shall be deemed to include a reference to the permitted legal representatives, successors, and assigns of such Party. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any person not party to this Agreement.

5.4. Governing Law. THIS AGREEMENT, AND ANY MATTER OR DISPUTE ARISING OUT OF OR RELATED TO THIS AGREEMENT, SHALL BE CONSTRUED BY, SUBJECT TO AND GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

5.5. Severability. If any provision or part of a provision of this Agreement is or becomes for any reason, invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions and/or parts thereof contained herein shall not be affected thereby and this Agreement shall, to the fullest extent permitted by Law, be reformed and construed as if such invalid, illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provision and/or part of such provision shall be reformed so that it would be valid, legal and enforceable to the maximum extent possible.

5.6. Entire Agreement. This Agreement, including all schedules and exhibits to this Agreement, contains the entire agreement among the Parties relative to the matters contained in this Agreement and supersedes all prior contracts or agreements with respect to the subject matter hereof, whether oral or written.

5.7. Interpretation. Unless the context clearly indicates otherwise, the singular shall include the plural and vice versa. Whenever the masculine, feminine, or neuter gender is used inappropriately in this Agreement, this Agreement shall be read as if the appropriate gender was used. The words “includes” or “including” shall mean “including without limitation.” The word “or” is not exclusive. All references to sections refer to sections of this Agreement unless otherwise specified, and all references to exhibits and schedules are to exhibits and schedules attached hereto, each of which is made a part hereof for all purposes. All definitions set forth in this Agreement are deemed applicable whether the words defined are used in this Agreement in the singular or in the plural, and correlative forms of defined terms have corresponding meanings.

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5.8. Headings and Captions. All headings and captions contained in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

5.9. Counterparts. This Agreement may be executed in multiple counterparts, including facsimile and portable document format (PDF) counterparts, each of which shall be deemed an original for all purposes and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto constitutes the original counterpart instrument. All of these counterpart pages shall be read as though one and they shall have the same force and effect as if all of the Parties had executed a single signature page.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

PARTNERSHIP

PEAK RESOURCES LP,

By:	Peak Resources GP LLC
Its:	General Partner

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

GENERAL PARTNER

PEAK RESOURCES GP LLC

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

CONTRIBUTING PARTNERS

YORKTOWN ENERGY PARTNERS VIII, L.P.

By:	Yorktown VIII Company LP
its General Partner

By:	Yorktown VIII Associates LLC
its General Partner

By:
Bryan H. Lawrence,
Managing Member

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

YORKTOWN ENERGY PARTNERS IX, L.P.

By:	Yorktown IX Company LP,
its General Partner

By:	Yorktown IX Associates LLC,
its General Partner

By:
Bryan H. Lawrence,
Managing Member

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

YORKTOWN ENERGY PARTNERS X, L.P.

By:	Yorktown X Company LP,
its General Partner

By:	Yorktown X Associates LLC,
its General Partner

By:
Bryan H. Lawrence,
Managing Member

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

YORKTOWN ENERGY PARTNERS XI, L.P.

By:	Yorktown XI Company LP,
its General Partner

By:	Yorktown XI Associates LLC,
its General Partner

By:
Bryan H. Lawrence,
Managing Member

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

HARBOURVEST REAL ASSETS – ENERGY FUND II, L.P.

By:	HarbourVest Real Assets Associates II L.P.,
its General Partner

By:	HarbourVest Real Assets Associates II LLC,
its General Partner

By:	HarbourVest Partners, LLC,
its General Partner

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

HE ASSETS, INC.

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

HILLMAN FAMILY FOUNDATION

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

MAIN TRUST U/A DORA B. HILLMAN DATED 8/25/68 F/B/O HOWARD B. HILLMAN AND HIS ISSUE (A-1 TRUST)

By:

By:

By:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

MAIN TRUST U/A DORA B. HILLMAN DATED 8/25/68 F/B/O TATNALL L. HILLMAN AND HIS ISSUE (B-1 TRUST)

By:

By:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

MURCHISON CAPITAL PARTNER, L.P.

By:	Murchison Management Corp.,
its General Partner

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

TECOVAS PARTNERS V, L.P.

By:	Marsh Operating Company,
its General Partner

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Jack E. Vaughn

Spouse of Jack E. Vaughn, if applicable

VAUGHN CAPITAL, LLC

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

BEVERLY L. SERVI TRUST

By:
Name:
Title:

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Justin M. Vaughn

Spouse of Justin M. Vaughn, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Glen E. Christiansen

Spouse of Glen E. Christiansen, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Matt Gray

Spouse of Matt Gray, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Harald Jordan

Spouse of Harald Jordan, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Doug McCrady

Spouse of Doug McCrady, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Will Sawyer

Spouse of Will Sawyer, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Jim Bonaventure

Spouse of Jim Bonaventure, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Jeff Lowe

Spouse of Jeff Lowe, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Vic Rudolph

Spouse of Vic Rudolph, if applicable

Signature Page to

Contribution Agreement

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement to be effective as of the Effective Date.

Mike Gray

Spouse of Mike Gray, if applicable

Signature Page to

Contribution Agreement